                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): October 15, 1998


                            BARNETT AUTO TRUST 1997-A
                            -------------------------
            (Exact name of registrant as specified in its charter)




      United States
      of America               333-26675-01           86-0888083
      --------------           -------------          ----------
      (State or other          (Commission File       (IRS employer
      Jurisdiction of          Number)                Identification No.)
      Incorporation


                            Barnett Auto Trust 1997-A
                               Transamerica Square
                                  NC1-021-03-07
                             401 North Tryon Street
                        Charlotte, North Carolina  28255
                                 (704) 386-5000


                    (Address of principal executive offices)
                    ----------------------------------------

      Registrant's telephone number including area code:  (704) 386-5000

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Item 5.      Other Events
             ------------
         The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits
             -----------------------------------------------------------------

(c)  Exhibits

99 Monthly Servicers Certificate for Barnett Dealer Financial Services, Inc. Barnett Auto Trust 1997-A

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                          SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BARNETT AUTO TRUST 1997-A
                         -------------------------
                               (Registrant)



Dated:         5/5/98                 By:  /s/  Pat Doran
                                           --------------
                                      Name:     Pat Doran
                                      Title:    President
                                      Barnett Dealer Financial Services, Inc.

                                      (Duly Authorized Officer)

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                            INDEX TO EXHIBITS
                            -----------------


Exhibit
Number                        Exhibit
--------                      -------

99 Monthly Servicers Certificate for Barnett Dealer Financial Services, Inc Barnett Auto Trust 1997-A